Exhibit 10.6

SUBSCRIPTION AGREEMENT

To:      Friday Night Entertainment Corporation
Attention: Cameron Lamb, CEO
1026 W. El Norte Parkway
Suite 191
Escondido, California 92026

Gentlemen:

         1.       Subscription.

         The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from Friday Night Entertainment Corporation, a Nevada Corporation (the "Company"), the number of Shares set forth on the Signature Page at the end of this subscription Agreement (the "Agreement") at a purchase price of $5.00 per Share, upon the terms and conditions hereinafter set forth. This subscription is submitted to the Company accordance with and subject to the terms and conditions described in this Agreement and in the Registration Statement dated , 2004.

         The undersigned is delivering (i) the subscription payment made payable to Friday Night Entertainment Corporation and (ii) two executed copies of the Signature page at the end of this Agreement to:

                  FRIDAY NIGHT ENTERTAINMENT CORPORATION
                  Attention: Cameron Lamb, CEO
                  1026 W. El Norte Parkway
                  Suite 191
                  Escondido, California 92026

         The undersigned understands that the Common Stock is being issued pursuant in connection with the Company's filing of a Registration Statement with the Securities and Exchange Commission ("SEC") on Form SB-2 ("Registration Statement") under the Securities Act of 1933, as amended ("Act"), covering 1,000,000 shares of Common Stock of the Company, $.001 par value per share.

         2.       Acceptance of Subscription.

         The Offering will be open until but the Company may extend this period in our discretion for up to an additional 60 days. All subscription funds will be deposited in a segregated account set up by the Company until the earlier of time at which the closing for such subscription is held, the rejection of the subscription or the termination of this Offering. No interest will be paid to any potential investors on funds deposited in the escrow account. Accordingly, the Purchaser may lose the use of such Purchaser's funds for the entire duration of the offering period.

         Subject to applicable state securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Company. However, the undersigned understands and agrees that the Company, in its sole discretion, may (i) reject the subscription of any Purchaser, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering. The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

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         3.       Prospectus.

         The Purchaser hereby acknowledges receipt of a copy of the Prospectus dated , 2004 (as, the "Prospectus").

         4.       Representations and Warranties.

             4.1. The Company  represents  and  warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

                  (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged as described in the Prospectus. The Company is duly qualified to transact the business in which it is engaged as described in the Prospectus and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

                  (b) At the date of the initial closing, the authorized capital stock of the Company will consist of 50,000,000 shares of common stock, par value $.001 per share. At such date, without taking into account the initial closing, there will be outstanding no more than 6,395,000 shares of Common Stock, excluding shares issued in connection with the Offering, shares issued upon exercise or conversion of options, warrants or other rights outstanding as of the date of the initial closing, in accordance with their terms as of such date, which terms have been described properly in the Prospectus.

                  Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof and has not been issued and is not or will not be owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except as may be described in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, except as may be described in the Prospectus

                  (c)There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Company, threatened with respect to the Company, or any of its subsidiaries, operations, businesses, properties or assets except as may be described in the Prospectus or such as individually or in the aggregate do not now have and could not reasonably be expected have a material adverse effect upon the operations, business, properties or assets of the Company.

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                  (d) The  Company is not in  violation  of, or in default  with respect to, any law, rule, regulation, order, judgment or decree except as may be described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

                  (e) The Company has all requisite power and authority (i) to execute, deliver and perform its obligations under this Agreement, and (ii) to issue and sell the shares of Common Stock in the Offering.

                  (f) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the shares of Common Stock, except such filings and consents as may be required and have been or at the initial closing will have been made or obtained under the laws of the United States federal and state securities laws.

                  (g) The execution, delivery and performance of this Agreement and the issuance of the shares of Common Stock will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Company's Articles of Incorporation or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

                  (h) The shares of Common Stock issuable in this Offering are validly authorized and, if and when issued in accordance with the terms and conditions set forth in the Prospectus and in this Agreement, will be validly issued, fully paid and nonassessable without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

                  (i) The Prospectus and this Agreement do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Without limiting the generality of the foregoing, there has been no material adverse change in the financial condition, results of operations, business, properties, assets, liabilities or, to the knowledge of the Company, future prospects of the Company from the latest information set forth in the Prospectus.

             4.2. The undersigned  hereby represents and warrants to, and agrees with, the Company as follows:

                  (a) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

                  (b) The undersigned has received, read carefully and is familiar with this Agreement and the Prospectus.

                  (c) The undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering, the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and the Prospectus and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

                  (d) The undersigned (or the undersigned's purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

                  (e) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

                  (f) The undersigned acknowledges that no market for the Common Stock presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

                  (g) No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either of them, or any other persons, whether expressly or by implication, that:

                           (I) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the

                           Company's activities or the undersigned's investment in the Company; or (II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Common Stock or of the Company's activities.

                  (h) No oral or written representations have been made other than as stated in the Prospectus, and no oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Prospectus.

                  (i) The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

                  (j) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

                  (k) The undersigned understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects for the purposes set forth in the Prospectus.

                  (l) Without limiting any of the undersigned's other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Prospectus.

                  (m) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Common Stock.

                  (n) The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Common Stock and has not relied on the Prospectus or the Company, its officers, directors or professional advisors for advice as to such consequences.

         5.       Indemnification.

         The Purchaser understands the meaning and legal consequences of the representations and warranties contained in Section 4.2, and agrees to indemnify and hold harmless the Company and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, whether contained in the Prospectus or this Subscription Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

         6.       Provisions of Certain State Laws.

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED TIE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         7.       Additional Information.

         The Purchaser hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as they may deem appropriate, with regard to the suitability of the undersigned.

         8.       Irrevocability; Binding Effect.

         The Purchaser hereby acknowledges and agrees that the Subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription. Agreement or any agreements of the undersigned thereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors a legal representatives and assigns.

         9.       Modification.

         Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

         10.      Notices.

         Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

         11.      Counterparts.

         This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

         12.      Entire Agreement.

         This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

         13.      Severability.

         Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

         14.      Assignability.

         This Subscription Agreement is not transferable or assignable by the Purchaser.

         15.      Applicable Law.

         This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida as applied to residents of that State executing contracts wholly to be performed in that State.

         16.      Choice of Jurisdiction.

         The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the County of Los Angeles, City of Los Angeles and State of California. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the County, City and State of New York.

         IN WITNESS THEREOF, the undersigned exercises and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

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                             SUBSCRIPTION AGREEMENT
                                 SIGNATURE PAGE

         By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase Shares in the Company.

Number of Shares Subscribed at $5.00 per Share:_________________________________

Aggregate Purchase Price: $  ___________________________________________________

Type of ownership:    ____________     Individual
                      ____________     Joint Tenants
                      ____________     Tenants by the Entirety
                      ____________     Tenants in Common
                      ____________     Subscribing as Corporation or Partnership
                      ____________     Other

         IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature Page this __________ day of __________________________ , 2004.


___________________________________          ___________________________________
Exact Name in which Shares are to            Exact Name in which Shares are to
         be Registered                                be Registered

___________________________________          ___________________________________
Signature                                    Signature

___________________________________          ___________________________________
Print Name                                   Print Name

___________________________________          ___________________________________
Tax Identification Number:                   Tax Identification Number
___________________________________          ___________________________________
___________________________________          ___________________________________

___________________________________          ___________________________________
Mailing Address                              Mailing Address

___________________________________          ___________________________________
Residence Phone Number                       Residence Phone Number

___________________________________          ___________________________________
Work Phone Number                            Work Phone Number

___________________________________          ___________________________________
E-Mail Address                               E-Mail Address


ACCEPTANCE OF SUBSCRIPTION

FRIDAY NIGHT ENTERTAINMENT CORPORATION hereby accepts the subscription of ________________Shares, as of the ____________day of _________________, 2004.

FRIDAY NIGHT ENTERTAINMENT CORPORATION

By:    ___________________________________________________________________
Name:  ___________________________________________________________________
Title: ___________________________________________________________________

By:    ___________________________________________________________________
Name:  ___________________________________________________________________
Title: ___________________________________________________________________